SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              August 23, 2001
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                     (Date of earliest event reported)


                       Peoples Community Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


 Delaware                             000-29949                  31-1686242
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)



6100 West Chester Road, West Chester, Ohio                         45069
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(Address of principal executive offices)                        (Zip Code)


                                (513) 870-3530
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          (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




                              Page 1 of 4 Pages
                       Exhibit Index appears on Page 4




Item 5.   Other Events

     On August 23, 2001, Peoples Community Bancorp, Inc. ("Peoples"), a Delaware corporation headquartered in West Chester, Ohio, and Kenwood Bancorp, Inc. ("Kenwood"), a Delaware corporation headquartered in Cincinnati, Ohio, entered into an Agreement and Plan of Reorganization (the "Agreement") which sets forth the terms and conditions under which Kenwood will merge with and into Peoples (the "Merger").

     The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each share of common stock of Kenwood ("Kenwood Common Stock") outstanding immediately prior to the effective time of the Merger shall be cancelled and extinguished. Each of such shares (other than (i) shares as to which dissenters' rights have been asserted in accordance with Delaware law and (ii) any shares held by Kenwood (including treasury shares) or Peoples or any of their respective wholly-owned subsidiaries) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into and represent the right to receive $25.22 in cash. All outstanding options for Kenwood Common Stock will be redeemed for the difference between $25.22 and the exercise price of the options.

     Consummation of the Merger is subject to the approval of the stockholders of Kenwood and the receipt of all required regulatory approvals, as well as other customary conditions.

     The Agreement and the press release issued by Peoples and Kenwood on August 23, 2001 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

     This Form 8-K does not constitute an offer of any securities for sale.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  The following exhibits are filed with this report:


  Exhibit Number                                   Description
  --------------                                   -----------

  2.1 Agreement and Plan of Reorganization, dated as of August 23, 2001, between Peoples and Kenwood

  99.1                          Press Release dated August 23, 2001

                                      2



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      PEOPLES COMMUNITY BANCORP, INC.




Date: August 28, 2001                 By: /s/ Jerry D. Williams
                                          ----------------------------------
                                          Jerry D. Williams
                                          President and Chief Executive Officer

























                                      3



                                EXHIBIT INDEX




  Exhibit Number                              Description
  --------------                              -----------

  2.1 Agreement and Plan of Reorganization, dated as of August 23, 2001, between Peoples and Kenwood

  99.1                          Press Release dated August 23, 2001































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